EMPLOYMENT AGREEMENT


      THIS EMPLOYMENT AGREEMENT (the "Employment Agreement"), dated as of May 16, 2005, is entered into by and between FirePond, Inc., a Delaware corporation (the "Company"), and William Santo ("Executive" or "Employee"), an individual residing in the State of Massachusetts. In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

      1.  EMPLOYMENT.

          1.1 Position and Duties. During the Employment Term (as hereinafter defined) and subject to the terms and conditions set forth herein, the Company agrees to employ Executive as its Chief Executive Officer, reporting directly to the Company's Board of Directors. Executive shall diligently, and to the best of his ability, perform all such duties incident to his position and use his best efforts to promote the best interests of the Company.

          1.2 Time to be Devoted to Employment; Location of Service. During the Employment Term, Executive shall devote his full time and energy to the business of the Company and shall not be engaged in any other business activity without the advance express written consent of the Company's Board of Directors. Executive hereby represents that he is not a party to any agreement which would be an impediment to his entering into this Employment Agreement and that he is permitted to enter into this Employment Agreement and perform the obligations hereunder. The Company and Executive agree that the Executive may reside in a location proximate to Boston, Massachusetts. The Company acknowledges the limited supply of skilled professionals, in the area proximate to the Company's current offices in Mankato, Minnesota. The Company will provide the Executive with a suitable office in the Boston, Massachusetts area to assist the Executive in attracting management talent to the Company. The Company will reimburse the Executive for the reasonable costs associated with travel to and accommodations at the Company's Mankato, Minnesota offices, in accordance with Company travel policies. At the second anniversary of the Employment Term, the Executive and the Company shall discuss the Executive's choice of residence in good faith to determine whether or not the Company and the Executive agree that the Executive's choice of residence is or is not interfering with the performance of his duties.

      2.  COMPENSATION AND BENEFITS.

          2.1 Annual Salary. In consideration of and as compensation for the services agreed to be performed by Executive hereunder, the Company agrees to pay Executive an annual base salary of $200,000 payable in accordance with the Company's regular payroll schedule ("Base Salary"), less applicable withholdings and deductions.

          2.2 Discretionary Bonus. Following the end of each fiscal year, the Board of Directors, in its sole discretion, may elect to cause the Company to award to Executive a discretionary bonus (each a "Discretionary Bonus") for such year in an amount to be determined by the Board in its sole judgment based upon the Executive's and the Company's performance and the achievement of the other goals and objectives approved by the Board of Directors in advance for such year.

          2.3 Special Bonus. The Company will pay to the Executive, promptly after the consummation of the Qualified Equity Financing (as defined herein), a special cash bonus of $25,000 (the "Special Bonus"). For purposes of this Employment Agreement, the term "Qualified Equity Financing" shall mean an equity financing consummated by the Company that occurs following the elate of this Employment Agreement and prior to this Employment Agreement's termination, which financing results in the receipt of gross proceeds by the Company of at least $6,000,000.

          2.4 Restricted Stock Award.

              A. The Company and the Executive will, upon execution of this Employment Agreement by both parties, enter into a Restricted Stock Award Agreement in the form attached hereto as Exhibit A ("RSA"). [Key General Terms:
10% fully diluted on date of issue; priced at $20 million valuation (or, if lower, valuation of the Qualified Equity Financing, subject to $15 million minimum); 3 year vesting occurring in 36 equal monthly installments beginning after the first full month of employment, with accelerated vesting upon certain events (such as sale of the Company.. .copy to be provided.].

              B. Executive agrees to be bound by the terms and conditions of the RSA, and Executive further agrees that the terms and conditions of the RSA shall survive any termination of his employment with the Company, regardless of whether such termination is with or without Cause (as defined below) or Good Reason (as defined below).

          2.5 Vacation. After six months of employment, the Executive will be entitled to up to ten (10) days paid vacation each year with salary, provided that no more than five (5) days unused vacation time shall be carried over to subsequent years of service.

          2.6 Participation in Benefit Plans. During the Employment Term, Executive shall be entitled to participate in any medical, dental, vision, disability, life insurance or other similar benefit plans, to the extent permitted by law, that may from time to time be adopted by Company in its sole discretion, and that are generally available to the other executive officers of the Company. The Company reserves the right to amend, modify or terminate any employee benefits at any time for any reason in its sole discretion.

          2.7 Reimbursement of Expenses. The Company shall reimburse Executive for all reasonable business expenses incurred by Executive on behalf of the Company during the Employment Term, provided that: (i) such reasonable expenses are ordinary and necessary business expenses incurred on behalf of the Company,
(ii) such reasonable expenses are submitted to the Company in a timely manner (and no more than forty five (45) days after incurrence by the Executive) and
(iii) Executive provides the Company with itemized accounts, receipts and other documentation for such reasonable expenses as are reasonably required by the Company.

          2.8 Annual Review. Executive will have his performance reviewed annually by the Company's Board of Directors. If merited under the circumstances, in the Company's sole discretion, the Executive's Base Salary may thereafter be increased.

      3.  EMPLOYMENT TERM.

          3.1 Employment Term. The "Employment Term" means the period commencing on the date of execution of this agreement and terminating three years thereafter. (subject to the notice provisions in Section 3.2) or as set forth in
Section 4.1.

          3.2 Notice of Termination Upon Expiration of Agreement. At least 30 days but not more than 120 days prior to the natural expiration of the initial Employment Term of this Employment Agreement, the Company may give Executive written notice that the Company is terminating this Employment Agreement upon such natural expiration date. If no such notice is provided, the terms of this Employment Agreement shall be automatically renewed for successive one-year periods. Notwithstanding the foregoing, Executive's employment with the Company may be terminated by Executive or the Company as set forth in Section 4.1.

      4.  TERMINATION OF EMPLOYMENT.

          4.1 Method of Termination. Executive's employment pursuant to this Employment Agreement and the Employment Term provided for herein shall terminate upon the first of the following to occur:

              A. On the date of the Executive's death; or

              B. On the date that written notice is given or made by the Company to Executive that as a result of any physical or mental injury or disability, he is unable to perform the essential functions of his job. Such notice may be issued when the Company has reasonably determined that Executive has become unable to perform substantially his services and duties hereunder because of any physical or mental injury, impairment, condition or disability that it is reasonably likely that he will not be able to resume substantially performing his services and duties on substantially the terms and conditions as set forth in this Employment Agreement within a 90-day period (a "Disability"); or

              C. On the date that written notice is given or made by the Company to Executive of termination for Cause (as defined below). For purposes of this Employment Agreement, "Cause" shall mean anyone of the following:

                 1. Gross negligence, gross misconduct or any material breach by Executive of his fiduciary duties to the Company. For purposes of this Employment Agreement, any act or acts or omission or omissions by Executive performed without the knowledge of the Board of Directors that have a material adverse effect on the Company, the Company's operations, prospects, reputation or business shall be deemed to be such a breach of his duties and responsibilities to the Company; or

                 2. The conviction or indictment of Executive for a felony, in which case, notwithstanding anything set forth in the above paragraphs, the Company may immediately terminate Executive for Cause; or

                 3. Executive's engagement in acts of embezzlement, fraud or dishonesty or other acts that are injurious to the Company, in which case, notwithstanding anything set forth in the above paragraphs, the Company may immediately terminate Executive for Cause.

              D. Subject to the terms hereof, the date of Executive's written notice to the Company's of Executive's resignation or departure from the Company for "Good Reason". As used in this Employment Agreement, "Good Reason" shall mean Executive's resignation or departure by reason of the occurrence of any of the following events by the Company without Executive's express written consent, unless corrected within thirty-five (35) calendar days following Executive's written notice to the Company of such event: (a) an unreasonable change in Executive's position with the Company with regard to Executive's responsibilities, duties or title; (b) an involuntary termination of Executive's employment with the Company or its successor following a change in control of the Company;

              E. On the date that written notice is given or made by the Company to Executive of Executive's termination without Cause.

          4.2 Notice of Termination. Any termination of Executive's employment either by the Company or by Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 7.1 hereof. In the case of resignation for Good Reason, the Notice of Termination must specify in reasonable detail the basis for such resignation.

          4.3 Date of Termination. "Date of Termination" shall mean the date specified in any Notice of Termination.

          4.4 Effect of Termination for Cause, Executive's Resignation Without Good Reason, or Voluntary Departure or Death or Disability. Upon (i) the termination of Executive for Cause; (ii) Executive's resignation without Good Reason; or (iii) Executive's death or disability, Executive will not be entitled to any additional compensation or other rights or benefits from the Company under this Agreement, and, as a result, the Company shall be obligated to pay Executive only that portion of his Base Salary, Bonus (if and only if the performance goals have been fully achieved and such obligation is then due and owing) and benefits that Executive has earned prior to the effective date of the termination of Executive's employment with the Company.

          4.5 Effect of Termination without Cause or Executive's Resignation for Good Reason. In the event the Company terminates Executive's employment without Cause, or Executive departs or resigns for Good Reason, Executive shall be entitled to the balance of his then existing Base Salary plus any earned Bonus (if and only if the performance goals have been fully achieved and such obligation is then due and owing) and the other earned benefits under this Agreement for a period of twelve (12) months paid in equal monthly installments over a twelve (12) month period beginning on the date of termination.

              PROPRIET ARY INFORMATION AND COVENANT NOT TO COMPETE

          4.6 Proprietary Information. Executive shall abide the Proprietary Information and Inventions Agreement in the form of Exhibit B hereto executed by the Company and Executive dated on or about Executive's start date, and Executive further agrees that the provisions of the Proprietary Information and Inventions Agreement shall survive any termination of his employment with the Company, regardless of whether such termination is with or without Cause or Good Reason.

          4.7 Non-Solicitation. During the term of this Employment Agreement and for two (2) years thereafter, Executive will not solicit any employee of the Company or any affiliate to leave the Company or any affiliate for any reason.

          4.8 Non-Competition During Employment Term. During the Employment Term, Executive shall not directly or indirectly:

              A. own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by or connected in any manner with, any enterprise which is engaged in any business competitive with that which the Company is at the time conducting or proposing to conduct and in those geographical locations where such business activities are being or will be conducted; provided, however, that such restriction shall not apply to any passive investment representing an interest of less than five percent (5%) of an outstanding class of publicly traded securities of any corporation or other enterprise which is not, at the time of such investment, engaged in a business competitive with the Company's business; or

              B. encourage or solicit any Company employee to leave the Company's employ for any reason or interfere in any material manner with employment relationships at the time existing between the Company and its current employees.

      5.  RESTRICTIVE COVENANT.

          During the Employment Term:

          5.1 Executive shall not directly or indirectly provide services to or through any person, firm or other entity except the Company, unless otherwise authorized by the Company in writing.

          5.2 Executive shall not render any substantial services of any kind or character for Executive's own account or for any other person, firm or entity without first obtaining the Company's written consent.

          5.3 Notwithstanding the foregoing, Executive shall have the right to perform such incidental services as are necessary in connection with (i) his private passive investments, but only if Executive is not obligated or required to (and shall not in fact) devote any managerial efforts which interfere with the services required to be performed by him hereunder, (ii) his normal and customary charitable or community activities, (iii) participation in trade or professional organizations, (iv) his existing Board membership on Magnetic Alliance Inc but only if such incidental services do not significantly interfere with the performance of Executive's services hereunder.

      6.  MISCELLANEOUS.

          6.1 Notices. All notices, demands and requests required by this Employment Agreement shall be in writing and shall be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) one day after being sent, when sent by professional overnight courier service, (iii) five days after posting when sent by registered or certified mail, or (iv) on the date of transmission when sent by telegraph, telegram, telex, or other form of "hard copy" transmission (so long as written proof of transmission is received), to either party hereto at the address set forth below or at such other address as either party may designate by notice pursuant to this Section 7.

                  If to the Company, to:

                  FirePond, Inc.
                  11 Civic Center Plaza
                  3rd Floor
                  Mankato, MN
                  ATTN: Human Resources
                  Facsimile: 507-388-0401

                  and a copy to:

                  Allen Z. Sussman, Esq.
                  Morrison & Foerster
                  555 West Fifth Street
                  Los Angeles, California 90013-1024
                  Facsimile: 213-892-5454

                  If to Executive, to:

                  William Santo
                  7 Stonegate Lane
                  Westwood, MA 02090
                  Facsimile: 781-769-5966

          6.2 Assignment. This Employment Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that Executive may not assign, transfer or delegate his rights or obligations hereunder and any attempt to do so shall be void.

          6.3 Deductions. All amounts paid to Executive hereunder are subject to all withholdings and deductions required by law or as authorized by Executive from time to time.

          6.4 Entire Agreement. Except for the Proprietary Information and Inventions Agreement, this Employment Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and all prior agreements, both written or oral, and any prior written employment agreements, are merged herein and are of no further force or effect.

          6.5 Amendment. This Employment Agreement may be modified or amended only by a written agreement authorized by the Company in writing (other than Executive) and signed by Executive.

          6.6 Waivers. No waiver of any term or provision of this Employment Agreement will be valid unless such waiver is in writing signed by the party against whom enforcement of the waiver is sought. The waiver of any term or provision of this Employment Agreement shall not apply to any subsequent breach of this Employment Agreement.

          6.7 Counterparts. This Employment Agreement may be executed in several counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument.

          6.8 Severability. The provisions of this Employment Agreement shall be deemed severable, and if any part of any provision is held illegal, void or invalid under applicable law, such provision may be changed to the extent reasonably necessary to make the provision, as so changed, legal, valid and binding. If any provision of this Employment Agreement is held illegal, void or invalid in its entirety, the remaining provisions of this Employment Agreement shall not in any way be affected or impaired but shall remain binding in accordance with their terms.

          6.9 Governing Law. THIS EMPLOYMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND EXECUTIVE HEREUNDER SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AS APPLIED TO AGREEMENTS AMONG CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

          6.10 Arbitration. Company and Executive mutually agree that any and all disputes between Executive and Company, including any of its employees, officers, directors, agents or assigns, that arise out of or relate to the Executive's employment or investment in the Company, shall be resolved through binding arbitration pursuant to the Federal Arbitration Act and applicable California law. This shall include, without limitation, any controversy, claim or dispute of any kind, including disputes relating to Executive's recruitment and employment by the Company or the Termination thereof, claims for breach of contract, claims for wages, benefits or compensation, claims based on tort, public policy, emotional distress, defamation, fraud, discrimination or harassment, and claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Employee Retirement Income Securities Act, the California Fair Employment and Housing Act, or any other federal, state or local law or regulation now in existence or hereinafter enacted and as amended from time to time concerning in any way the subject of the Executive's employment with the Company or its termination. The only claims not covered by this Section are (a) claims for benefits under the unemployment insurance or workers' compensation laws, which shall be brought according to their applicable laws, and (b) claims concerning Section 5.2 hereof or the validity, infringement, enforceability, or misappropriation of any trade secret, patent rights, copyright, trademark, or any other intellectual or confidential property held or sought by Executive or Company. Any disputes and/or claims required to be submitted to arbitration under this Section shall be conducted pursuant to the applicable rules of the American Arbitration Association ("AAA"), subject to any applicable discovery or other rules required by California law. The arbitration shall be held in Los Angeles, California. The Company shall pay the costs directly related to arbitration, including arbitrator and administrative fees. However, each party shall bear its own attorneys fees' and any costs of expert witnesses, consultants and similar costs, unless an applicable contract or statute provides otherwise to the prevailing party, in which case the arbitrator shall make such determinations as required or permitted by law. The arbitration shall be instead of any civil litigation, meaning that the Executive and Company are waiving any right to a jury trial, and the arbitrator's decision shall be binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof.

          6.11 Deadline to accept offer. Unless withdrawn earlier by Company, this offer shall automatically expire thirty (30) days after the date issued to Executive.

                           [SIGNATURE PAGE TO FOLLOW.]

      IN WITNESS WHEREOF. the parties hereto have executed this Employment Agreement as of the date first above written.



                                  FIREPOND, INC.


                                  By:
                                       -----------------------------------------

                                  Name:
                                         ---------------------------------------

                                  Title:
                                         ---------------------------------------

                                  Date:
                                         ---------------------------------------



                                  WILLIAM SANTO


                                  Sign:
                                         ---------------------------------------

                                  Date:
                                         ---------------------------------------



Date issued to Executive:  ___________________

THIS OFFER SHALL EXPIRE 30 CALENDAR DAYS AFTER THE DATE OF ISSUANCE OR AS OTHERWISE PROVIDED IN THIS AGREEMENT.

Date returned to Company:  ___________________